                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  CATUITY INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  CATUITY INC.

                NOTICE OF 2006 ANNUAL MEETING AND PROXY STATEMENT

                                                    ALFRED H. (JOHN) RACINE, III
                                                    President and
                                                    Chief Executive Officer

[___________________], 2006

To our Stockholders:

      This year's annual meeting of stockholders will be held at [_____________________________] on May 11, 2006, at 4:30 P.M. EDT (May 12, 2006,
at 6:30 A.M. Australian Eastern Standard Time)

      The Board of Directors and I cordially invite you to attend. Registration will begin at 3:30P.M. Only those stockholders who owned shares on the record date, March 31, 2006, are entitled to vote and attend the meeting.

      During the course of the meeting there will be the usual time for discussion of the items on the agenda and for questions regarding Catuity's affairs. Directors and officers will be available to talk individually with stockholders before and after the meeting.

      YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS OF RECORD CAN VOTE BY COMPLETING AND MAILING THE ATTACHED PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS FROM THE HOLDER OF RECORD THAT YOU MUST FOLLOW IN ORDER FOR YOU TO VOTE YOUR SHARES.

      If you have any questions about the meeting, please contact Mr. John H. Lowry III, Secretary of Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, Michigan 48154. The telephone number is (734) 779-9000 extension
202. E-Mail: shareholder@catuity.com

                                   Sincerely,

                          Alfred H. (John) Racine, III
                                President and CEO

                          NOTICE OF 2006 ANNUAL MEETING

                                  CATUITY INC.

37650 PROFESSIONAL CENTER DRIVE                                       LEVEL 5
SUITE 145A                                                        140 BOURKE ST.
LIVONIA, MICHIGAN 48154                                           MELBOURNE, VIC
UNITED STATES                                                     3000 AUSTRALIA

TIME .......................     4:30 p.m. on May 11, 2006 EDT
                                 (6:30 a.m. on May 12, 2006 Australian Eastern
                                 Standard Time)

PLACE ......................     [__________________]
                                 [__________________]
                                 [__________________]

PROPOSALS                        (1)   To elect Alexander S. Dawson as a
                                       director to hold office until the next
                                       annual meeting and until his successor is duly elected.

                                 (2) To elect Alfred H. (John) Racine III as a director to hold office until the next annual meeting and until his successor is duly elected.

                                 (3) To elect Geoffrey C. Wild as a director to hold office until the next annual meeting and until his successor is duly elected.

                                 (4) To elect Donald C. Campion as a director to hold office until the next annual meeting and until his successor is duly elected.

                                 (5)   To elect Clifford W. Chapman, Jr. as a
                                       director to hold office until the next
                                       annual meeting and until his successor is duly elected.

                                 (6)   To approve the grant of options to
                                       acquire 50,000 shares of common stock and the grant of 100,000 shares of restricted stock to Mr. Alfred H. (John) Racine, III in accordance with Australian Stock Exchange Limited Listing Rule 10.14.

                                 (7)   To approve the issue of up to 400,000
                                       shares of common stock pursuant to
                                       Australian Stock Exchange Limited Listing
                                       Rule 7.1.

RECORD DATE ................     Only stockholders of record at the close of
                                 business on March 31, 2006 for U.S.
                                 stockholders and April 1, 2006 for Australian stockholders are entitled to notice of and to vote at the meeting or any adjournment thereof.
                                 The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

PROXY VOTING ...............     It is important that your shares be represented
                                 and voted whether you plan to attend the Annual
                                 Meeting or not. Please MARK, SIGN, DATE AND
                                 PROMPTLY RETURN the enclosed proxy card in the enclosed postage-paid envelope. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                                      /s/ John H. Lowry III
                                     JOHN H. LOWRY III
                                         Secretary
                                     Livonia, Michigan
                                    [___________], 2006

                                TABLE OF CONTENTS

VOTING RIGHTS AND SOLICITATION.................................................................................        1
   VOTING......................................................................................................        1
   PROXIES.....................................................................................................        2
   SOLICITATION OF PROXIES.....................................................................................        2

ANNUAL REPORT                                                                                                          2

INCORPORATION BY REFERENCE.....................................................................................        2

PROPOSALS 1-5 (ELECTION OF DIRECTORS)..........................................................................        2

   GENERAL.....................................................................................................        2

   BUSINESS EXPERIENCE OF DIRECTORS............................................................................        3

   RECOMMENDATION OF THE BOARD OF DIRECTORS....................................................................        5

PROPOSAL 6  (APPROVAL OF OPTION AND RESTRICTED STOCK AWARDS TO ALFRED H. (JOHN) RACINE, III)...................        5

   GENERAL.....................................................................................................        5

   VOTING EXCLUSION STATEMENT..................................................................................        5

   RECOMMENDATION OF THE BOARD OF DIRECTORS....................................................................        5

PROPOSAL 7  (APPROVAL OF THE ISSUE OF UP TO 400,000 SHARES OF COMMON STOCK)....................................        6

   GENERAL.....................................................................................................        6

   LISTING RULE REQUIREMENTS...................................................................................        6

   RECOMMENDATION OF THE BOARD OF DIRECTORS....................................................................        7

CORPORATE GOVERNANCE...........................................................................................        7

   BOARD COMMITTEES AND MEETINGS...............................................................................        7

   CONSIDERATION OF DIRECTOR NOMINEES..........................................................................        8

   REPORT OF INDEPENDENT DIRECTORS.............................................................................        9

   PERFORMANCE ENHANCEMENT.....................................................................................        9

   ETHICS AND CODES OF CONDUCT.................................................................................        9

   RISK MANAGEMENT.............................................................................................       10

   CONTINUOUS DISCLOSURE.......................................................................................       10

MANAGEMENT AND COMPENSATION....................................................................................       10

   EXECUTIVE OFFICERS..........................................................................................       10

   EXECUTIVE COMPENSATION......................................................................................       11

   EQUITY COMPENSATION PLAN INFORMATION........................................................................       12

REPORT OF THE COMPENSATION COMMITTEE...........................................................................       14

CERTAIN TRANSACTIONS...........................................................................................       15

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS........................................................       15

COMPLIANCE WITH SEC REPORTING REQUIREMENTS.....................................................................       16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................................................       16

INDEPENDENT PUBLIC ACCOUNTANTS.................................................................................       17

   AUDIT FEES..................................................................................................       17

   AUDIT RELATED FEES..........................................................................................       17

   TAX FEES....................................................................................................       17

   ALL OTHER FEES..............................................................................................       17

STOCKHOLDER PROPOSALS FOR 2007 PROXY STATEMENT.................................................................       18

FORM 10-KSB....................................................................................................       18

OTHER MATTERS                                                                                                         18

             PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

      We are furnishing these proxy materials for the solicitation of proxies by our Board of Directors for our Annual Meeting of Stockholders to be held on May 11, 2006 at 4:30 p.m. Eastern Daylight Time at the [__________________] in New York City (May 12, 2006 at 6:30 a.m. Australian Eastern Standard Time) and at any adjournments or postponements. We first mailed these proxy materials on or about April[ ], 2006 to all stockholders entitled to vote at the Annual Meeting.

                               PURPOSE OF MEETING

      The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Stockholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

      Our common stock is the only type of security entitled to vote at the Annual Meeting. On March 31, 2006, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 2,111,807 shares of common stock outstanding. Each stockholder of record, on March 31, 2006 for U.S. stockholders and April 1, 2006 for Australian stockholders, is entitled to one vote for each share of common stock held on that date.

      If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the NASDAQ Stock Market ("NASDAQ") to vote customers' unvoted shares on some routine matters. If you do not return your completed proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. Proposals 1-5, the election of directors, and Proposal 6, the approval of Mr. Racine's equity incentive awards are considered routine matters.

Proxies returned without your voting instructions with respect to non-routine matters are referred to as "broker non-votes." Proposal seven is considered a non-routine matter. Your broker or bank may not vote on this proposal without your instructions. We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting on all proposals according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

      Directors will be elected by a plurality of all votes cast at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on the results of the vote. Any other matters to be considered at the Annual Meeting require the approval by affirmative vote of a majority of the voting shares present or represented and entitled to vote on those matters at the Annual Meeting. Abstentions are treated as shares present or represented at the annual meeting and entitled to vote at the Annual Meeting and have the practical effect of a "no" vote. Broker non-votes are considered to not be entitled to vote on non-routine matters, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

      The presence, in person or by proxy, of outstanding shares of common stock representing one-third of the total shares outstanding is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. The inspector of elections appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

      If there is not a quorum at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting until such time as there is a quorum. The Annual Meeting may be reconvened without notice to the stockholders, other than an announcement at the prior adjournment of the Annual Meeting, within 30 days after the original meeting date, and a quorum must be present at such reconvened Annual Meeting.

      Information concerning principal holders of our common stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."

PROXIES

      Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted "FOR" the proposals, and in the discretion of the Board as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive office in Livonia, Michigan or our Australian office in Melbourne, VIC before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

      Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to stockholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. We may retain a proxy solicitation service to assist us in obtaining proxies from our stockholders. We anticipate that we will pay no more than $10,000USD, plus reasonable out of pocket expenses for these services, if needed. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                                  ANNUAL REPORT

      Stockholders are concurrently being furnished with a copy of Catuity's 2005 Annual Report, which contains its audited financial statements as of December 31, 2005. In addition, copies of Catuity's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "SEC"), will be sent to any stockholder, without charge, upon written request to Mr. John H. Lowry, III, Secretary of Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, Michigan 48154.

                           INCORPORATION BY REFERENCE

      To the extent this proxy statement will be specifically incorporated by reference into any filing by Catuity under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the sections of this proxy statement entitled "Report of the Audit Committee" and "Report of the Compensation Committee" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

      As used in this proxy statement, "Company," "us," "we," "our," and similar terms means Catuity Inc., a Delaware corporation, and one or more of its subsidiaries.

                                  PROPOSALS 1-5

                             (ELECTION OF DIRECTORS)

GENERAL

      The names of our nominees for director, their positions and offices with Catuity are set forth in the table below. The Board intends to vote all proxies received by it in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who the Board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the

Annual Meeting will be elected. Each of our directors holds office until the next annual meeting of stockholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Stockholders may not cumulate votes in the election of directors.

NAME                           AGE       POSITION(S)
----                           ---       -----------
Alexander S. Dawson             62       Director and Chairman (1), (2), (3)
Alfred H. (John) Racine III     41       Director, President and Chief Executive Officer
Geoffrey C. Wild                66       Director (1), (3)
Donald C. Campion               57       Director (1), (2)
Clifford W. Chapman Jr.         37       Director (2), (3)

----------
(1)   Member, Audit Committee

(2)   Member, Compensation Committee

(3)   Member, Governance and

   Nominating Committee

BUSINESS EXPERIENCE OF DIRECTORS

      Alexander S. Dawson is our non-executive Chairman of the Board of Directors. He served as the Chairman of CAT, our wholly owned subsidiary, from November 1992 to December 1999. From April 1987 to January 1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990 he was a member of the Business Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. Mr. Dawson is a Fellow of The Institute of Chartered Accountants in Australia, has a Bachelor of Commerce degree from the University of New South Wales and a Master of Business Administration from Columbia University.

      Geoffrey C. Wild is one of our independent directors and is Chairman of the Governance and Nominating Committee. He had a distinguished career in advertising and marketing for 30 years and was awarded Australia's highest honor, the Order of Australia (AM). In 1972, he founded Clemenger Advertising Agency in Sydney and merged with US-based BBDO Group where he oversaw a Pan-Asian expansion strategy through acquisition and start-up. He was Chairman of the Advertising Federation of Australia, chairman of the Advertising Industry Council and is a recognized authority on branding, advertising, marketing and loyalty. Mr. Wild currently serves as the non-Executive Chairman of WPP Holdings (Australia) Pty Ltd, the Group which owns Ogilvy & Mather, J Walter Thompson, Young & Rubicam, Hill & Knowlton and Burson Marsteller. He was a director of TAB Limited and currently serves on the boards of ComOps Limited, and the Arab Bank Australia Limited. He is also a long serving Board member of the PGA (Professional Golf Association) and IBIS World, the business and economic forecasting group. He was awarded the Order of Australia (AM) for his contribution to tourism, business and the Olympics. He is a Fellow of the Advertising Institute (by examination) FAIA, and a Fellow of the Australian Institute of Company Directors FICD.

      Alfred H. (John) Racine III is our President and Chief Executive Officer and is a member of the Board of Directors. Prior to joining Catuity Mr. Racine founded Altamont Partners in Charlottesville, Virginia in 1997. Altamont Partners has advised many of the leading payment organizations in North America and Europe regarding strategic and merger related issues. Prior to his tenure with Altamont Partners, Mr. Racine was a principal at SNL Financial, also in Charlottesville, Virginia, the highly regarded merger and financial analytics provider for the financial services industry. From 1995-1997 Mr. Racine played a key role in SNL's emergence as a market leader in the face of larger, established competitors. Prior to that he spent five years in a variety of operational and strategic roles in the financial services division at Thomson Financial. Before spending the last 14 years working in the financial services and payments industries Mr. Racine worked in the media industry at leading companies including Ingersoll Publishing Co. and Capital Cities-ABC. He attended Southern Illinois University at Carbondale.

      Donald C. Campion is one of our independent directors and is Chairman of our Audit Committee. Mr. Campion is a member of the Board of Directors for Haynes International and also serves as the Chairman of its Audit Committee and as a member of its Compensation Committee. He is also a member of the Board of Directors of McLeodUSA, Inc., a privately held telecommunications company, where he serves as the Chairman of its Audit Committee. Mr. Campion served as the Chief Financial Officer for VeriFone, North America's largest point of sale terminal manufacturer. He was also the Chief Financial Officer of several other corporations, including Special Devices, Inc., Cambridge Industries, Inc., Oxford Automotive, Inc., and Delco Electronics Corporation. Previously,

Mr. Campion held a variety of Senior Management roles with General Motors and its affiliates. He holds an MBA and a BS in Applied Mathematics from the University of Michigan.

      Clifford W. Chapman, Jr. is one of our independent directors and the Chairman of our Compensation Committee. In addition to working with Andersen Consulting and Booz Allen & Hamilton, Mr. Chapman has also played key leadership roles in two high profile successes. Most recently he was the CEO and investor in the turnaround of mindSHIFT Technologies, a managed services provider focused on IT outsourcing for small and medium enterprises. From June 2002 through October 2003 he restructured the sales process, cut costs and acquired three companies to take mindSHIFT to profitability. Prior to MindSHIFT, Mr. Chapman was the VP of Business Integration for AppNet, a full-service Internet professional service and managed hosting company. Prior to AppNet, Mr. Chapman co-founded NMP, a full-service consulting business and managed hosting company. He has also worked with numerous start-up businesses. Mr. Chapman holds an MBA from Columbia Business School and a BS in Computer Engineering from Lehigh University.

2005 DIRECTOR COMPENSATION

      Prior to July 1, 2005, all non-employee directors received a $10,000 USD annual retainer fee, paid in quarterly installments of $2,500 USD following the end of each calendar quarter, for serving on the Board. The Chairman of the Board received an additional $10,000 USD per year for serving as Chairman. Each director received an additional $12,000 USD in fees for attendance at Board meetings, so long as the director attended at least 75% of the meetings held during the year. Fees of $7,500 USD per year were paid to the Chairperson of the Audit Committee and $5,000 USD per year to Board members serving as Audit Committee members. The Chairperson of the Compensation Committee received $5,000 USD per year and members of the Compensation Committee received $2,000 USD per year. Under the Director Stock Option Plan, upon the date a person first became a member of the Board, the director automatically received 667 stock options. In addition, on the last business day of September of every year, the Chairman received 417 stock options and each director then in office received 333 stock options. The exercise price per share of any option granted is the fair market value on the date of grant and the option shares are fully vested on the date of grant.

      At our 2005 Annual Meeting, stockholders approved a change to the director compensation structure. Effective July 1, 2005, each independent director receives an annual retainer of $25,000 USD, paid in quarterly installments of $6,250 USD following the end of each calendar quarter, so long as the director attends at least 75% of the board meetings held during the year. If a director attends less than 75% of all board meetings held in the year, he/she receives the same percentage of $25,000 USD as the percentage of meetings attended. The Chairman of the Board receives an additional $20,000 USD for serving as Chairman. The Chairperson of the Audit Committee receives $12,500 USD and Audit Committee members receive $7,500 USD per year for serving on that committee. The Chairperson of the Compensation Committee receives $7,500 USD and Compensation Committee members receive $4,000 USD per year for serving on the committee. A new committee was established to oversee all corporate governance matters and the nomination process for future directors. The Chairperson of the Governance and Nominating Committee receives $7,500 USD and Governance and Nominating Committee members receive $4,000 USD per year for serving on that committee.

      Until such time as the Catuity has been profitable and cash flow positive for two consecutive quarters, all directors who hold less than 5% of Catuity's total outstanding shares must take 50% of their otherwise cash based compensation in the form of Restricted Stock, to be issued pursuant to the 2005 Non-Employee Director Restricted Stock Plan approved by stockholders. Due to unfavorable tax consequences, any director who holds more than 5% of the Company's outstanding shares may choose to have 50% of his/her otherwise cash based compensation deferred and not paid until the Company has been profitable and cash flow positive for two consecutive quarters, rather than receive restricted stock. Any director may voluntarily elect to take up to 100% of his/her compensation in the form of restricted stock.

      Also at our 2005 Annual Meeting, stockholders approved that, under the Director Stock Option Plan, outside Directors shall receive non-qualified options to purchase 2,500 shares of Catuity's common stock on the date they join the Board. In addition, the Chairman will receive non-qualified options to purchase 3,000 shares of Catuity's common stock, and each of the other outside directors will receive options to purchase 2,500 shares on the last business day in September of each succeeding year for as long as the director remains on the Board. The option issue price will be the closing price on the grant date, or the closing price on the last trading day preceding the grant date in the event the grant date falls on a weekend or holiday. The options vest on the date of grant and expire after eight years, or six months after the director ceases to be a member of the Board, whichever occurs first. The Plan is limited so that no more than 58,667 option shares may be outstanding at any one time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 6

(APPROVAL OF OPTION AND RESTRICTED STOCK AWARDS TO ALFRED H. (JOHN) RACINE, III)

GENERAL

      The sixth matter to be considered at the annual meeting will be the approval of a proposed stock option grant and restricted stock award to our President and Chief Executive Officer, Alfred H. (John) Racine III. Mr. Racine is also a member of the Board of Directors.

      We entered into an employment agreement with Mr. Racine on September 23, 2004. The employment agreement was amended effective as of September 7, 2005 and amended again on December 21, 2005. Under the first amendment to the employment agreement, we awarded Mr. Racine an option to purchase 50,000 shares of our common stock at an exercise price of $14.43 USD per share. This grant was and is expressly conditioned on obtaining stockholder approval. Mr. Racine did not receive any anti-dilution protection on the grant. The options have a term of ten (10) years from September 23, 2005 (September 23, 2015), and will vest on the following schedule: (i) twenty-five percent (25%) upon execution of the first amendment (on September 23, 2005); (ii) twenty-five percent (25%) on the first anniversary of the first amendment (September 23, 2006); and (iii) the remaining fifty percent (50%) on the second anniversary of the first amendment (September 23, 2007).

      In the event Mr. Racine voluntarily resigns, retires, or his employment with Catuity is terminated, all vested options held as of the termination date will expire six (6) months following the date of termination. If Mr. Racine's employment terminates due to his death or disability during the term of the employment agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination. If the stockholders do not approve the award described in this Proposal 6, then all of the options will be forfeited.

      Under the first amendment to Mr. Racine's employment agreement dated September 7, 2005, we awarded him 100,000 shares of restricted stock. This award was and is expressly conditioned on obtaining stockholder approval. Mr. Racine did not receive any anti-dilution protection on the award. The restricted shares will vest on the following schedule: (i) 33,334 restricted shares will vest when the 30 day average closing price of our common stock on the NASDAQ exceeds $15.00; (ii) 33,333 restricted shares will vest when the 30 day average closing price of our common stock on the NASDAQ exceeds $20.625; and (iii) 33,333 restricted shares will vest when the 30 day average closing price of our common stock on the NASDAQ exceeds $26.25. The restricted shares will vest upon a change of control where Mr. Racine loses his position as long as the consideration paid to Catuity stockholders in such transaction is greater than $10.00 per share.

      In the event Mr. Racine voluntarily resigns or Catuity terminates his employment for cause, all unvested restricted shares will be forfeited. If the stockholders do not approve the award described in this Proposal 6, then all of the restricted shares will be forfeited.

VOTING EXCLUSION STATEMENT

      In accordance with ASX Listing Rules 10.15.5 and 14.11, we will disregard any votes cast on Proposal 6 by Mr. Racine or an affiliate of Mr. Racine. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD, OTHER THAN MR. RACINE, UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE GRANT OF OPTIONS AND THE AWARD OF RESTRICTED STOCK TO MR. RACINE.

                                   PROPOSAL 7

         (APPROVAL OF THE ISSUE OF UP TO 400,000 SHARES OF COMMON STOCK)

GENERAL

      We are seeking your approval to issue up to 400,000 shares of our common stock (including shares issuable pursuant to warrants or similar securities under which shares may be acquired) in one or more transactions from time to time over the three months following the date of the Annual Meeting. The shares would be issued at prices deemed to be fair consideration by our Board of Directors based on prevailing market prices, and may be issued at a discount of not greater than 20% to market price depending on the circumstances of the issue. Under no circumstances will we issue shares at a price less than $6.25 USD per share.

      If 400,000 shares were issued at the closing price of our common stock on the NASDAQ SmallCap Market on March 21, 2006 ($7.69 USD), we would be issuing approximately 19% of our currently outstanding number of shares for gross proceeds of $3,076,000 USD. We may either issue shares directly in exchange for cash, or combine direct share issues with warrants or similar securities. We have not established any specific terms for any such warrants or similar securities. The total number of shares that may be issued, in the aggregate, both directly or combined with such warrants or similar securities will not exceed the 400,000 share cap, nor will the price per share to be paid be less than the $6.25 USD floor.

      If we issue shares, we will either use the cash proceeds from sales of the shares for working capital and capital expenditures, and/or for other purposes including asset and/or business acquisitions, as and when needed. Prospective stock purchasers would be parties who are permissible purchasers under available exemptions from registration under applicable U.S. and other securities laws. We have not, at this time, reached any definitive agreements with any specific stock purchasers, placement agents, acquisition targets or other acquirers for our shares. We have, however, identified several possible targets for acquisitions in the near future, and have had discussions with several such parties. Acquisition targets would be companies or asset portfolios that are in the same, or a related, line of business as we are in, that our Board views as compatible with our business objectives. We are seeking stockholder approval for this issue now, so that we may be able to expeditiously execute such transactions as and when the Board deems advisable, without the delays required to call and convene a special stockholders meeting for the transaction. Unless otherwise required by applicable law or regulation, we do not intend to seek further stockholder authorization for a specific transaction or issue that occurs under the authorization of this Proposal 7 (if approved by stockholders).

LISTING RULE REQUIREMENTS

      Our common stock is traded on the NASDAQ SmallCap Stock Market under the symbol "CTTY" and on the Australian Stock Exchange Limited ("ASX") under the symbols "CAT" and "CATN." Consequently, we are subject to the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc. (the "Marketplace Rules") and the Listing Rules promulgated by the ASX. The issue of the shares of common stock described above does not require stockholder approval under Delaware law. However, certain significant issues of shares do require stockholder approval under the Marketplace Rules and the ASX Listing Rules. Specifically, Marketplace Rule 4350(i)(1)(D) ("Rule 4350") requires NASDAQ-listed issuers to obtain stockholder approval prior to any issue or potential issue of securities representing 20% or more of the outstanding common stock or voting power of a listed company (on an as-converted or as-exercised basis) before such issue. This offering will be for less than 20% of our outstanding common stock, and therefore Rule 4350 does not require us to obtain approval from our stockholders. ASX Listing Rule 7.1, however, requires stockholder approval for an issue in excess of 15% of our issued and outstanding shares of common stock in any 12-month period. This proposed issue would exceed 15% of our total issued and outstanding shares, therefore, stockholder approval is required under ASX Listing Rule 7.1.

      This proposal seeks your approval of the issue of up to 400,000 shares of our common stock within the three months following the date of the Annual Meeting, consistent with the terms and for the purposes described above as required by ASX Listing Rule 7.1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL 7.

                              CORPORATE GOVERNANCE

BOARD COMMITTEES AND MEETINGS

      During the year ending on December 31, 2005, the Board of Directors held 18 meetings. The table below sets forth the total number of meetings held by the Board and all Committees of the Board on which each such director served.

SUMMARY OF MEETING ATTENDANCE BY BOARD MEMBER **

                                                                                 NOMINATING AND
                                                          AUDIT COMMITTEE          GOVERNANCE           COMPENSATION
                                   BOARD MEETINGS            MEETINGS         COMMITTEE MEETINGS    COMMITTEE MEETINGS
BOARD MEMBER                      ATTENDED/HELD (#)      ATTENDED/HELD (#)      ATTENDED/HELD (#)     ATTENDED/HELD (#)
------------                      -----------------      -----------------    -------------------   -------------------
Alexander S. Dawson                    16/18                    4/5                   1/1                   5/6
Geoffrey C. Wild (1)                    3/4                     2/2                   1/1                   N/A
Alfred H. (John) Racine, III           18/18                    N/A                   N/A                   N/A
Donald C. Campion (2)                   4/4                     2/2                   N/A                   3/3
Clifford W. Chapman Jr. (3)            16/18                    1/1                   1/1                   6/6
Duncan P.F. Mount (4)                   9/9                     1/2                   N/A                   N/A
Alan L. Gilman (5)                      7/7                     2/2                   N/A                   2/2

----------
**    Because of the amount of change in Board membership during 2005, the table above reflects the number of meetings each member attended compared to the number of meetings he was eligible to attend during the year. There were a total of 18 full board meetings, five audit committee meetings, 1 governance and nominating committee meeting, and six compensation committee meetings held in 2005.

1. Mr. Wild joined the Board on September 2, 2005 and immediately became the chairman of the Governance and Nominating Committee and a member of the Audit Committee.

2. Mr. Campion joined the Board on August 26, 2005 and immediately became the chairman of the Audit Committee and a member of the Compensation Committee.

3. Mr. Chapman served as a member of the Audit Committee from June 22, 2005 until September 2, 2005 when Mr. Wild joined the Board.

4. Former director. Mr. Mount resigned on June 22, 2005. 5. Former director. Mr. Gilman passed away on June 9, 2005.

      During 2005, the Board had three standing Committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee.

      The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent accountant's qualifications and independence, the performance of the independent accountants and compliance by the Company with legal and regulatory requirements. It appoints the independent auditor and is also responsible for oversight of the annual report required by the rules of the Securities and Exchange Commission. The Audit Committee is composed of three individuals, Messrs. Campion (the Chairman), Wild and Dawson, each of whom is independent as that term is defined in section 10A(m)(3) of the Exchange Act and NASDAQ Marketplace rule 4200(a)(15). The Board of Directors has determined that Mr. Campion is an audit committee financial expert as defined in
Item 401(e)(2) of Regulation S-B and Section 407 of the Sarbanes-Oxley Act of 2002. In addition, the Board of Directors has determined that both Mr. Dawson and Mr. Wild have significant experience in reviewing, understanding and evaluating financial statements and are financially literate. The Audit Committee held five meetings during 2005. A copy of the Audit Committee charter is available at www.catuity.com.

      The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Executive officers do not participate in discussions or decisions about their own compensation level or changes in it. In recommending and determining compensation, the Compensation Committee considers independent studies of comparable remuneration packages. The Compensation Committee currently consists of Messrs. Chapman, Dawson and Campion, with Mr. Chapman serving as Chairman. The Compensation Committee held six meetings during 2005. A copy of the Compensation Committee charter is available at www.catuity.com.

      On March 22, 2005, the Board approved the establishment of a Governance and Nominating Committee, which became effective on July 1, 2005. The Board is currently in the process of evaluating a proposed Governance and Nominating Committee charter. The Governance and Nominating Committee, among other functions, is responsible for (1) developing and monitoring our corporate governance principles; (2) assisting the Board in identifying individuals qualified to become members of the Board and members of its various committees, consistent with criteria approved by the Board; (3) selecting the director nominees for each annual meeting of stockholders and the committee nominees; and
(4) overseeing the evaluation of the Board and management. Prior to July 1, 2005, these functions were previously carried out by the independent members of the Board as part of their Board responsibilities. The Governance and Nominating Committee is currently in the process of establishing a policy with regard to the consideration of director candidates recommended by stockholders. The Governance and Nominating Committee held one meeting during 2005. The Governance and Nominating Committee currently consists of Messrs. Wild, Dawson and Chapman, with Mr. Wild serving as Chairman, all of whom are independent.

CONSIDERATION OF DIRECTOR NOMINEES

   Board Membership Criteria

      The Board of Directors has established criteria for Board membership. These criteria include the following minimum qualifications that the Board believes must be met by a Governance and Nominating Committee-recommended nominee for a position on the Board:

            - The candidate must have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

            - The candidate must be highly accomplished in his or her field, with superior credentials and recognition; o The candidate must be well regarded in the community and must have a long-term reputation for high ethical and moral standards;

            - The candidate must have sufficient time and availability to devote to Catuity's affairs, particularly in light of the number of boards on which the nominee may serve; and

            - The candidate's principal business or occupation must not be such as to place the candidate in competition with Catuity or conflict with the discharge of a director's responsibilities to Catuity or its stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Governance and Nominating Committee will recommend director candidates to the full Board for nomination, or present director candidates to the full Board for consideration, to help ensure that:

            - A majority of the Board of Directors shall be "independent" as defined by the NASDAQ rules;

            - Each of its Audit, Compensation and Governance and Nominating Committees shall be comprised entirely of independent directors; and

            - At least one member of the Audit Committee shall have such experience, education and qualifications necessary to qualify as an "audit committee financial expert" as defined by the rules of the SEC.

   Identifying and Evaluating Nominees

      The Governance and Nominating Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Governance and Nominating Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or has been recommended to it by a stockholder in compliance with the Governance and Nominating Committee's procedures for that purpose, and conduct inquiries it deems appropriate into the background of these proposed director candidates. When nominating a sitting director for re-election, the Governance and Nominating Committee will consider the director's performance on the Board and the director's qualifications in respect to the criteria set forth above. Other than circumstances in which we are legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Governance and Nominating Committee will evaluate all proposed director candidates based on the same criteria and in substantially the same manner, with no regard to the source of the initial recommendation of the proposed director candidate.

REPORT OF INDEPENDENT DIRECTORS

      The Board of Directors has determined that Messrs. Dawson, Wild, Campion and Chapman are independent as that term is defined in section 10A(m)(3) of the Exchange Act and NASDAQ Marketplace Rule 4200(a)(15). The independent members of the Board meet in regularly scheduled "executive sessions" at which only independent directors are present.

      The Board of Directors welcomes communications from all stockholders. Stockholders may address individual Board members or the Board in its entirety by writing to: Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, 37650 Professional Center Drive, Suite 145A, Livonia, Michigan 48154 or Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, Level 5, 140 Bourke St., Melbourne, VIC 3000. The Secretary has been instructed by the Board to forward all such communications that are received directly to the appropriate Board member without delay.

      We expect that all of our board members will attend the Annual Meeting. Messrs. Dawson and Racine attended the last annual stockholders meeting held on July 19, 2005 in Australia (July 18, 2005 U.S. time).

                     This report respectfully submitted by:

                          Alexander S. Dawson, Chairman
                                Geoffrey C. Wild
                                Donald C. Campion
                             Clifford W. Chapman Jr.

                  Independent members of the Board of Directors

PERFORMANCE ENHANCEMENT

      As a routine practice, Board members are provided with a meeting agenda and briefing materials prior to each meeting. In addition, individual members have access to both Catuity's Secretary and independent professional advice at our expense.

ETHICS AND CODES OF CONDUCT

      To ensure that the highest level of stockholder confidence could be placed on its financial reporting, Catuity adopted a Code of Ethics for senior financial personnel in 2002. The content of this Code was expanded in April 2004 to ensure compliance with new corporate governance rules and requirements. In addition, Catuity expanded its business and employee code of conduct, applicable to all directors, officers and employees, in April 2004. Catuity has also expanded its Insider Trading Policy, which restricts the circumstances under which all directors, officers and employees may trade in Catuity stock or that of its trading partners. The Code of Ethics for Senior Financial Personnel, Business and Employee Code of Conduct and the Insider Trading Policy are available at www.catuity.com.

RISK MANAGEMENT

      Due to Catuity's small size it does not have a separate internal audit function. The Audit Committee oversees the accounting and reporting processes of Catuity and the audits of its financial statements. The annual financial reports are audited, and Catuity's independent accountants review each of the quarterly financial reports. Catuity's CEO and CFO review, assess, and certify its internal controls on a quarterly basis. In addition, Catuity requires each of its senior financial personnel and each of its executives to certify, based on their knowledge, the integrity of the financial reports.

CONTINUOUS DISCLOSURE

      Catuity's CEO and CFO are knowledgeable in the continuous and periodic disclosure requirements of the SEC, NASDAQ and the ASX. Catuity has adopted the practice that the CEO and CFO are directly involved in preparing all press releases and announcements, including those required to comply with continuous disclosure requirements. In addition, the independent directors have an opportunity to review and approve the content of all Company press releases and announcements before they are issued.

      Advice may be sought from outside, independent securities legal counsel where matters of judgment may be involved. The CEO and CFO are the only personnel at Catuity authorized to discuss information with the media, analysts, and investors.

                           MANAGEMENT AND COMPENSATION

EXECUTIVE OFFICERS

      The persons listed below are the current executive officers of Catuity and its subsidiary, Loyalty Magic Pty Ltd. Each is appointed by, and serves at the pleasure of, the Board.

                    NAME                          AGE                         OFFICE
                    ----                          ---                         ------
Alfred H. (John) Racine, III................       41       President, Chief Executive Officer and Director

John H. Lowry, III..........................       58       Vice President, Chief Financial Officer, Treasurer and Secretary

Chris Leach.................................       56       Chief Executive Officer of Loyalty Magic Pty Ltd.

      Background information for Mr. Racine is provided under "Election of Directors," above.

      John H. Lowry III has served as our Vice President and Chief Financial Officer since May 2000 and since July 2000, has also served as Secretary and Treasurer. From August 1992 to January 2000, he was Vice President of Finance for Kelly Services, a Michigan based publicly held staffing services company, responsible for all financial activities for operations of over 500 staffing offices in 190 cities with annual sales exceeding $800 million. From August 1982 to July 1992 he was Corporate Controller and Senior Financial Officer for Crain Communications, a magazine publishing company in Michigan. Prior to this he was a Senior Manager at Arthur Andersen. He holds a Masters degree in Business Administration and a Bachelor of Engineering degree from the University of Michigan.

      Chris Leach is the CEO of our Australian subsidiary, Loyalty Magic Pty Ltd. Since April 2001, Mr. Leach has led Loyalty Magic Pty Ltd. through a conversion from being a software provider to becoming a loyalty processor that enables programs that affect more than three million consumers in Australia and New Zealand. In addition to his responsibilities at Loyalty Magic, Mr. Leach also oversees product innovation for all of Catuity. Prior to Loyalty Magic, he was Managing Director for Global Knowledge Australia, a technical training organization. In the U.S., he was a partner in Key Method, a physical therapy technology company that specialized in industrial therapy and return to work programs. He also worked for National Computer Systems ("NCS", now a Carlson Marketing company) where he designed and implemented marketing & sales programs to sell the NCS products into the vertical markets of medical and human resources information systems. Mr. Leach also worked for IBM and the East Asiatic Company in South Africa. He holds an MBA from Stellenbosch University, plus a Human Resources Management Honours degree and a BA from Witwatersrand University, South Africa.

EXECUTIVE COMPENSATION

      The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and the named executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2005.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                ANNUAL COMPENSATION                                  COMPENSATION
                                       ----------------------------------------                      ------------
                                                                                                      SECURITIES
NAME AND                                                         OTHER ANNUAL    RESTRICTED STOCK     UNDERLYING        ALL OTHER
PRINCIPAL POSITION           YEAR      SALARY($)   BONUS ($)   COMPENSATION ($)     AWARDS ($)        OPTIONS(#)    COMPENSATION ($)
------------------           ----      ---------   ---------   ----------------  ----------------    ------------   ----------------
Alfred H. Racine             2005       250,000      30,000          0                  0*               50,000              0
President and CEO            2004        66,667                      0                  0                77,914              0

John H. Lowry III            2005       170,000      25,000          0                  0*               10,000              0
Vice President - CFO,        2004       160,000           0          0                  0                     0              0
Secretary and Treasurer      2003       160,000      30,000          0                  0                 1,667              0

----------
* 100,000 restricted stock shares were granted, subject to stockholder approval, to Mr. Racine in 2005 and 20,000 shares of restricted stock were granted to Mr. Lowry in 2005. These shares are subject to vesting restrictions and the value of these shares will be determined by an independent valuation firm.

              OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                                                                          POTENTIAL REALIZABLE
                                                                                                            VALUE AT ASSUMED
                                                        PERCENT OF TOTAL                                 ANNUAL RATES OF SHARE
                               NUMBER OF SECURITIES     OPTIONS GRANTED TO                                  PRICE APPRECIATION
                                UNDERLYING OPTIONS     EMPLOYEES IN FISCAL  EXERCISE PRICE   EXPIRATION     FOR OPTION TERM
NAME AND PRINCIPAL POSITION           GRANTED                 YEAR             ($/SHARE)        DATE           5%/10%(2)
---------------------------    --------------------    -------------------  --------------   ----------  ---------------------
Alfred H. (John) Racine III           50,000(1)                22.5%              14.43       9/23/2015          453,747/
President and CEO                                                                                              1,149,885

John H. Lowry III                                                                                                 66,160/
Vice President - CFO,                 10,000                    4.5%              10.52       9/20/2015          167,662
Secretary & Treasurer

----------
(1)   Options granted are pending stockholder approval.

(2) The potential realizable value is reported net of the option price, but before the income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation at 5% and 10% from the date of grant to the expiration of the options.

              AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                                  VALUE OF UNEXERCISED
                                 SHARES                      NUMBER OF UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                                ACQUIRED                               AT FY-END                       FY-END(1)
NAME AND PRINCIPAL POSITION    ON EXERCISE  VALUE REALIZED     EXERCISABLE/UNEXERCISEABLE      EXERCISABLE/UNEXERCISEABLE
---------------------------    -----------  --------------   -----------------------------     --------------------------
Alfred H. (John) Racine III         0              0                 77,914/50,000                    $137,908/$0
President and CEO

John H. Lowry III                   0              0                  8,333/10,000                          $0/$0
Vice President - CFO,
Secretary & Treasurer

----------
(1) Based on the closing price per share of common stock on the NASDAQ small cap market on the last trading day of 2005, less the option exercise price payable per share.

   EQUITY COMPENSATION PLAN INFORMATION

   The following table reflects information about the securities authorized for issue under our equity compensation plans as of December 31, 2005.

                                                                                            NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                       NUMBER OF SECURITIES                                FUTURE ISSUANCE UNDER
                                         TO BE ISSUED UPON      WEIGHTED-AVERAGE         EQUITY COMPENSATION PLANS
                                            EXERCISE OF         EXERCISE PRICE OF     (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY:                          OUTSTANDING OPTIONS    OUTSTANDING OPTIONS             IN COLUMN (A)
---------------------------------------------------------------------------------------------------------------------
                                                (A)                    (B)                          (C)
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                255,668 (1)              $21.45                       43,734

Equity compensation plans
not approved by security holders                -0-                    -0-                         -0-

----------
(1) 50,000 of the options granted to Mr. Racine are conditional and pending approval by Catuity's stockholders at the 2006 Annual Meeting.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE IN CONTROL AGREEMENTS

      Alfred H. (John) Racine, III. We entered into a one year agreement with our President and Chief Executive Officer, Alfred H. (John) Racine, III on September 23, 2004. Pursuant to the agreement, Mr. Racine's salary is $250,000 per year and he was granted 77,914 option shares of Catuity common stock subject to stockholder approval. On September 23, 2005 and December 21, 2005, Mr. Racine's agreement was amended by the Compensation Committee. The amendments extended the term of Mr. Racine's agreement to September 30, 2007. Under the amended terms, Mr. Racine's salary is subject to a 5% increase on September 23, 2006 and he was awarded a cash bonus of $30,000 for his performance in 2005. In addition, subject to stockholder approval, Mr. Racine received an option award to purchase 50,000 shares of our common stock. The exercise price was $14.43, the average of the 30 day closing price of our common stock on NASDAQ prior to the date of the grant. The options have a term of ten (10) years from September 23, 2005 (September 23, 2015), and will vest on the following schedule: (i) twenty-five percent (25%) on September 23, 2005, the date of the first amendment; (ii) twenty-five percent (25%) on September 23, 2006, the first anniversary of the first amendment; and (iii) the remaining fifty percent (50%) on September 23, 2007, the second anniversary of the first amendment. Mr. Racine was also awarded 100,000 shares of restricted stock, subject to stockholder approval. The restricted shares will vest on the following schedule: (i) 33,334 restricted shares will vest when the 30 day average closing price of our common stock on the NASDAQ exceeds $15.00; (ii) 33,333 restricted shares will vest when the 30 day average closing price of our common stock on the NASDAQ exceeds $20.625; and (iii) 33,333 restricted shares will vest when the 20 day average closing price of our common stock on the NASDAQ exceeds $26.25. The restricted shares will vest immediately upon a change of control where Mr. Racine loses his position as long as the consideration paid to Catuity stockholders in such transaction is greater than $10.00 per share. Any unvested restricted shares are forfeited if Mr. Racine voluntarily resigns or if his employment is terminated for cause. Mr. Racine is eligible for a restricted stock bonus equal to 50% of his base salary if Catuity achieves positive earnings, before deductions for interest, taxes, depreciation and amortization ("EBITDA") for 2006, including the effect of the bonus. The restricted stock awarded as bonus compensation will vest one year from the date of grant. In the event stockholders do not approve the stock options and restricted stock awarded to Mr. Racine, upon the occurrence of what would have been the vesting of the award, he is entitled to receive cash payments equal to the value of the options or restricted stock as determined by an independent valuation firm. The payment may be made over time if Catuity is not cash flow positive for the nine month period preceding the payout or if the Board determines that an immediate payment would impair the Catuity's cash position.

      John H. Lowry, III. We entered into a five-year employment agreement with our Chief Financial Officer, John H. Lowry, III on April 18, 2000, as amended effective January 1, 2003, April 25, 2005 and September 28, 2005. The September 28, 2005 amendment extends the term of Mr. Lowry's agreement to July 1, 2007. Under the terms of the September 28, 2005 amendment, Mr. Lowry's base salary was increased to $170,000 effective January 1, 2005 and he was awarded a cash bonus of $25,000 for his performance in 2005. In addition, he was granted options to purchase 10,000 shares of our common stock and was awarded 20,000 shares of restricted stock. The options were granted at the lower of the closing price on NASDAQ on the date of grant or the 30 day average closing price of Catuity's shares prior to the date of grant. One half of the options expire on September 28, 2006 and the remaining half on September 28, 2007. One third of the restricted shares will vest when the Company's 30 day average closing price on NASDAQ exceeds $15.00, $20.625, and $26.25 respectively. Any unvested option shares or restricted shares are forfeited if Mr. Lowry voluntarily resigns or if his employment is terminated for cause. The restricted shares will vest immediately upon a change of control where Mr. Lowry loses his position so long as the consideration to Catuity stockholders exceeds $10.00 per share. Mr. Lowry is eligible for a restricted stock bonus equal to 25% of his base salary if Catuity achieves positive EBITDA for 2006, including the effect of the bonus. The restricted shares awarded as bonus compensation will vest one year from the date of grant. During 2005, Mr. Lowry was eligible to exchange his existing 8,333 vested option shares for 8,333 new options under a special option exchange approved by the Board for all employees that held options awarded prior to June 30, 2004. The exercise price of the replacement options was $7.50 which was $3.50 above the closing price of Catuity common stock on NASDAQ on the date of grant. The options vested on December 29, 2005. See "Report of the Compensation Committee."

      In the event Mr. Lowry voluntarily resigns, retires, or his employment with Catuity is terminated all vested options he holds as of the termination date will expire six (6) months following the date of termination. If his employment terminates due his death or incapacity during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination. If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

      Chris Leach. On September 1, 2005 Catuity entered into a services agreement with MIA Pty. Ltd. ("MIA") and Chris Leach requiring Mr. Leach to provide executive management services to Catuity. Mr. Leach is an officer and director of MIA and is authorized to approve and execute contracts on its behalf. Mr. Leach, under contract with MIA, served as the Chief Executive Officer of Loyalty Magic Pty. Ltd. prior to its acquisition by Catuity on September 1, 2005. The contracted services with Catuity commenced on September 1, 2005 and continue until December 31, 2007. The services consist of general executive management including the management of all Australian sales and research and development efforts along with Catuity's existing and future Australian operations.

      Under the terms of the agreement, Mr. Leach's base salary is $195,000 AUD (approximately $146,000 USD) plus a lump sum payment to MIA that is equal to the cost of customary benefits to be paid in twelve equal monthly installments. Mr. Leach will receive a cash-based incentive equal to 2.5% of EBITDA in a calendar year when Loyalty Magic Pty Ltd., reaches 100% of its performance targets on an annual basis. Any payment under this incentive shall be subject to the following provisions: (1) the incentive will be calculated and paid based on the audited financial statements for each calendar year; (2) the incentive will be calculated and paid after the cost of all equity and cash incentives are imputed; (3) incentives will be calculated after inclusion of all overhead allocations from Catuity; and (4) all results will be subject to U.S. GAAP.

      In addition, Mr. Leach was awarded options to purchase 15,000 shares of our common stock. The options vest on the following schedule: (1) 5,000 vested on September 1, 2005 with an exercise price equal to 25% above the 30-day average closing price on NASDAQ preceding the grant ($16.99 USD); (2) 5,000 vested on January 1, 2006 with an exercise price equal to 35% above the 30-day average closing price on NASDAQ preceding the date of the grant ($18.35 USD); and (3) 5,000 will vest on January 1, 2007 with the exercise price equal to 35% above the 30-day average closing price on NASDAQ preceding the date of the grant ($18.35 USD.) Mr. Leach was also provided with an opportunity to earn 20,000 restricted stock shares as follows: (1) 5,000 shares to be granted on January 30, 2006 if Mr. Leach meets 100% of the revenue and EBITDA goals for the second half of 2005, which did not occur; (2) 7,000 shares to be granted on January 30, 2007 for meeting 100% of the revenue and EBITDA goals for 2006; and (3) 8,000 shares to be granted on January 30, 2008 for meeting 100% of the revenue and EBITDA goals for 2007.

                      REPORT OF THE COMPENSATION COMMITTEE

      On June 20, 2005 the Board of Directors awarded options to the six employees that had been granted options prior to June 30, 2004 under Catuity's Employee Stock Option Plan in exchange for out of the money options that had been awarded prior to June 30, 2004. Our Chief Financial Officer, John H. Lowry, III, was one of the employees eligible for this award.

      As part of the award, on June 20, 2005, we granted Mr. Lowry an option to purchase 8,333 shares of our common stock (the "New Options"). The exercise price of the New Options was the higher of: (1) the closing price of Catuity's common stock on NASDAQ on June 20, 2005, the date of grant; (2) the weighted average closing price of Catuity's common stock for the 20 trading days prior to grant date on NASDAQ or (3) $7.50 USD. Since the closing price of our common stock on NASDAQ on June 20, 2005 was $4.00 USD, and the 20 day weighted average closing price of our common stock prior to grant date was $4.18 USD, the exercise price of the New Options was $7.50 USD. The New Options vested on December 29, 2005 and expire on the earlier of June 20, 2010 or 60 calendar days following the date Mr. Lowry's employment with Catuity terminates.

      As a condition to receiving the New Options, Mr. Lowry surrendered, for exchange, the option to purchase 6,666 shares of our common stock granted to him on May 1, 2000 (the "May Option") and the option to purchase 1,667 shares of our common stock granted to him on December 22, 2003 (the "December Option"). The May Option, which vested at the rate of 333 shares per quarter beginning on March 31, 2001 and ending on December 31, 2002, had an exercise price of $115.20 USD per share and expired on December 31, 2008. The December Option vested on the grant date, had an exercise price of $75.60 USD per share and expired on December 31, 2008. Mr. Lowry surrendered the May Option and the December Option on December 27, 2005.

      The New Options were intended to replace significantly out of the money options and were granted to Mr. Lowry to reward him for his significant contributions to our effort to implement our new strategy and to allow Mr. Lowry to better share in Catuity's success.

                     Submitted by the Compensation Committee

                       Clifford W. Chapman, Jr., Chairman
                               Alexander S. Dawson
                                Donald C. Campion

                              CERTAIN TRANSACTIONS

      On August 31, 2003 the employment of Catuity's former executive chairman, Mr. David Mac Smith was terminated. At the time of his termination, Mr. Mac Smith was in possession of shares of Catuity stock subject to loans Catuity made to Mr. Mac Smith to enable him to acquire the shares. The loans were made pursuant to a 1995 Executive Share Plan Agreement (the "Plan") and Mr. Mac Smith's employment agreement. Under the terms of the Plan, Catuity has the right to buy-back all of the shares subject to the loans within one year of Mr. Mac Smith's termination. As previously disclosed, on August 24, 2004 Catuity advised Mr. Mac Smith that it was exercising its right to buy-back all of his shares subject to loans from Catuity. In April 2005, Catuity and Mr. Mac Smith received the valuation report of the independent valuation expert nominated by the President of the Australian Institute of Chartered Accountants to establish the fair value of each share subject to Catuity loans. In October, 2005 Catuity completed the buyback of the loan shares. The fair value of the shares subject to the loans were substantially below the loan share prices, therefore the buyback was completed with no cash paid to Mr. Mac Smith and the loans were forgiven by Catuity.

      In connection with the acquisition of Loyalty Magic Pty Ltd., which closed on September 1, 2005 Chris Leach, as a stockholder of Loyalty Magic Pty Ltd., received 38,409 shares of our common stock and $152,217 AUD (approximately $114,763 USD).

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, BDO Seidman LLP are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

      In this context, the Audit Committee hereby reports as follows:

      - The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

      - The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

      - The Audit Committee has received the written disclosures and the independence letter from BDO Seidman LLP required by Independence Standards Board Standards No. 1 - Independence Discussions with Audit Committees - and has discussed independence with BDO Seidman LLP.

      - Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                           Donald C. Campion, Chairman
                               Alexander S. Dawson
                                Geoffrey C. Wild

                   COMPLIANCE WITH SEC REPORTING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act, as amended, requires Catuity's directors, executive officers and beneficial owners of greater than 10% of a registered class of Catuity's equity securities (the "Reporting Persons") to file reports of ownership and changes in ownership of such equity securities with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish Catuity with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations that may have been furnished to Catuity during or with respect to Catuity's fiscal year ended December 31, 2005, Catuity believes that during such fiscal year, (with the exceptions noted below, all applicable
Section 16(a) filing requirements were met by the Reporting Persons. The following Reporting Persons were each late in filing a Form 3 report: Geoffrey
C. Wild and Chris Leach. John H. Lowry III was late in filing one Form 4 Report.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables provide certain information regarding beneficial ownership of our capital stock as of February 28, 2006 by: (i) each person who is known by us to beneficially own more than five percent of our common stock;
(ii) our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2005;
(iii) each of our Directors; and (iv) all of our Directors and executive officers as a group.

                                                       AMOUNT AND NATURE OF COMMON STOCK
                                                              BENEFICIALLY OWNED                      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                   (INCLUDING RESTRICTED STOCK) (1)              OWNED (2)
------------------------------------                   --------------------------------              ---------
A&B Venture Fund                                              251,467  Direct                          11.9%
Level 13, 18 Bulletin Place
Sydney, NSW 2000

Alfred H. Racine III                                            1,998  Direct
11 Altamont Circle, #51                                        90,414  Vested Options
                                                              -------
Charlottesville, VA  22902                                     92,412                                   4.2%

Geoffrey C.  Wild                                               3,491  Direct
Level 5, 132 Arthur Street                                      2,500  Vested Options
                                                              -------
North Sydney, NSW 2060                                          5,991                                      *

Alexander S. Dawson                                            23,005  Direct
38 Macleay Street                                               5,000  Vested Options
                                                              -------
Potts Point, NSW 2011 Australia                                28,005                                   1.3%

John H. Lowry III                                              20,422  Direct
21972 Heatheridge                                               8,333  Vested Options
                                                              -------
Northville, MI  48167                                          28,755                                   1.4%

Donald C. Campion                                               3,005  Direct
3747 Loch Bend Dr.                                              2,500  Vested Options
                                                               ------
Commerce, MI 48382                                              5,505                                      *

Clifford W. Chapman Jr.                                        14,568  Direct
10 Warren Ave.                                                  3,167  Vested Options
                                                              -------
Spring Lake, NJ  07762                                         17,735                                      *

All directors and executive officers as a                      66,489  Direct
group (6 persons)                                             111,914  Vested Options
                                                              -------                                   8.4%
                                                              178,403


----------
(1) Beneficial ownership is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase common shares which are currently exercisable or are exercisable within 60 days after March 31, 2006 are deemed vested and outstanding for purposes of computing the percentage ownership of any person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules. Restricted stock held by the beneficial owner is included in the direct holdings in the above table.

(2) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Exchange
      Act) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after March 31, 2006. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The independent public accounting firm of BDO Seidman LLP audited Catuity's annual consolidated financial statements for fiscal year 2005. Representatives from BDO Seidman LLP are expected to be present, via telephone, at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT FEES

      The aggregate fees billed by BDO Seidman LLP for the audit of Catuity's annual consolidated financial statements for the fiscal year ended December 31, 2005, including the review of the consolidated financial statements included in Catuity's quarterly reports on Form 10-QSB were $120,000 USD. The aggregate fees billed by BDO Seidman LLP for the audit of Catuity's annual consolidated financial statements for the fiscal year ended December 31, 2004, including the review of the consolidated financial statements included in Catuity's third quarter report on Form 10-QSB were $63,000 USD. The aggregate fees billed by Ernst & Young LLP for the review of Catuity's consolidated financial statements included in the Company's Form 10-Q for the first and second quarters of 2004 were $19,000 USD. Audit fees are presented on an accrual basis. All other fees are presented for services provided during the period January 1 to December 31 for the respective year.

AUDIT RELATED FEES

      BDO Seidman LLP did not bill any additional fees associated with the annual audit during the fiscal year ended December 31, 2005. For the fiscal year ended December 31, 2005, fees billed to the Company for audit related services rendered by Ernst & Young LLP were $3,428 USD. For the fiscal year ended December 31, 2004, there were no fees billed to the Company for audit related services rendered by Ernst & Young LLP.

TAX FEES

      The aggregate fees billed to Catuity for the preparation of its tax returns by BDO Seidman, LLP for the fiscal year ended December 31, 2004 was $5,500 USD. No fees were billed to Catuity by BDO Seidman LLP for the preparation of its tax returns for the fiscal year ended December 31, 2005. The aggregate fees billed to Catuity for the preparation of Australian tax returns by Ernst & Young, in the fiscal year ended December 31, 2004 was $16,000 USD.

ALL OTHER FEES

      For the fiscal year ended December 31, 2005, the aggregate fees for other services billed to Catuity by BDO Seidman LLP were $73,175 USD for consulting services and assistance with the Loyalty Magic Pty Ltd.'s acquisition. In addition, McInnes, Graham & Gibbs billed Catuity $14,472 USD for the audit of Loyalty Magic Pty Ltd.'s financial statements. There were no fees billed to Catuity for any other services rendered by Ernst & Young for the fiscal year ended December 31, 2005.

      The Audit Committee has a policy that requires that any service provided by the independent auditor to Catuity, in excess of $10,000, including audit services, audit-related services, tax services and other services, be pre-approved by the Audit Committee. The Audit Committee approved such audit and non-audit related services provided to Catuity by BDO Seidman LLP during the 2005 fiscal year.

                 STOCKHOLDER PROPOSALS FOR 2007 PROXY STATEMENT

      Stockholder proposals that are intended to be presented at Catuity's Annual Meeting of Stockholders to be held in 2007 must be received by Catuity no later than February 1, 2007 in order to be included in the proxy statement and related proxy materials. Catuity's Bylaws do not place any particular time limits or procedural requirements on a stockholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, MI 48154, Attn: Investor Relations.

      In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote on any Stockholder proposal presented at that meeting, unless Catuity is provided with notice of such proposal no later than February 22, 2007.

                                   FORM 10-KSB

      CATUITY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE CATUITY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS AMENDED, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 37650 PROFESSIONAL CENTER DRIVE, SUITE 145A, LIVONIA, MI 48154 ATTN: INVESTOR RELATIONS.

                                  OTHER MATTERS

      The Board knows of no other matters to be presented for Stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                       By Order of the Board of Directors

                                /s/ John H. Lowry
                                JOHN H. LOWRY III
                                    Secretary
                            Dated: [__________], 2006

                                                                               +

                                                      (BAR CODE)

(CATUITY LOGO)                                             MMMMMMMMMMMM

(BAR CODE)                                                 000000000.000 ext
                                                           000000000.000 ext
MR A SAMPLE                                                000000000.000 ext
DESIGNATION (IF ANY)                                       000000000.000 ext
ADD 1                                                      000000000.000 ext
ADD 2                                                      000000000.000 ext
ADD 3                                                      000000000.000 ext
ADD 4
ADD 5
ADD 6                                                      C 1234567890    J N T

!123456564525!                                             (BAR CODE)

                                    [   ] Mark this box with an X if you have
                                        made changes to your name or address
                                        details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR the listed nominees.

                                   FOR     WITHHOLD
1 - Alexander S. Dawson            [ ]       [ ]

2 - Alfred H. (John) Racine III    [ ]       [ ]

3 - Geoffrey C. Wild               [ ]       [ ]

4 - Donald C. Campion              [ ]       [ ]

5 - Clifford W. Chapman, Jr.       [ ]       [ ]

B ISSUES

The Board of Directors recommends a vote FOR the following proposals.

                                                                        FOR      AGAINST      ABSTAIN
6.   To approve the grant of options to acquire 50,000
     shares of common stock and the grant of 100,000 shares             [ ]        [ ]          [ ]
     of restricted stock to Mr. Alfred H. (John) Racine III
     in accordance with Australian Stock Exchange Limited
     Listing Rule 10.14

                                                                        FOR      AGAINST      ABSTAIN
7.   To approve the issue of up to 400,000 shares
     of common stock pursuant to Australian Stock                       [ ]        [ ]          [ ]
     Exchange Limited Listing Rule 7.1


C AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)
--------------------------------------------------   --------------------------------------------------   --------------------------
                                                                                                               /     /
--------------------------------------------------   --------------------------------------------------   --------------------------


                       1 U P X   H H H   P P P P   006003                      +

--------------------------------------------------------------------------------
PROXY - CATUITY, INC.
--------------------------------------------------------------------------------

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2006 (MAY 12, 2006 IN AUSTRALIA) IN NEW YORK CITY, NEW YORK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby constitutes and appoints Alexander S. Dawson with full power of substitution, for and on behalf of the undersigned to vote as proxy, as directed and permitted herein, at the Annual Meeting of Shareholders of the
Company to be held at [       ] New York City, New York on Thursday May 11, 2006
at 4:30 p.m. Eastern Daylight Time (Friday May 12, 2006 at 6:30 a.m. Australian Standard Time), and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in his judgement and discretion, upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(To be signed on reverse side.)